EXHIBIT 99.5

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                        SLC STUDENT LOAN TRUST 2006-2




                           ADMINISTRATION AGREEMENT




                        Dated as of September 19, 2006





                                    Among




                         SLC STUDENT LOAN TRUST 2006-2,
                                    as Issuer




                                     and




                        THE STUDENT LOAN CORPORATION,
                        as Servicer and Administrator


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                              TABLE OF CONTENTS

                                                                          Page
                                                                          ----


                                  ARTICLE I

Section 1.1   Definitions and Usage..........................................1


                                  ARTICLE II

Section 2.1   Duties with Respect to the Indenture...........................2
Section 2.2   Duties with Respect to the Issuer..............................4
Section 2.3   Establishment of Trust Accounts................................5
Section 2.4   Collections....................................................7
Section 2.5   Application of Collections.....................................8
Section 2.6   Additional Deposits............................................8
Section 2.7   Distributions..................................................8
Section 2.8   Priority of Distributions......................................9
Section 2.9   Capitalized Interest Account..................................10
Section 2.10  Reserve Account...............................................11
Section 2.11  Add-On Consolidation Loan Account.............................12
Section 2.12  Investment Earnings; Other Trust Accounts.....................13
Section 2.13  Statements to Holder of the Trust Certificate and
               Noteholders..................................................13
Section 2.14  Non-Ministerial Matters.......................................14
Section 2.15  Exceptions....................................................14
Section 2.16  Compensation..................................................15
Section 2.17  Servicer and Administrator Expenses...........................15
Section 2.18  Appointment of Subadministrator...............................15


                                 ARTICLE III

Section 3.1   Administrator's Certificate; Servicer's Report................15
Section 3.2   Annual Statement as to Compliance; Notice of Default;
               Financial Statements.........................................16
Section 3.3   Annual Independent Certified Public Accountants' Report.......17


                                  ARTICLE IV

Section 4.1   Representations of Administrator..............................17
Section 4.2   Liability of Administrator; Indemnities.......................19
Section 4.3   Merger or Consolidation of, or Assumption of the
               Obligations of, Administrator................................21
Section 4.4   Limitation on Liability of Seller, Administrator and
               Others.......................................................21
Section 4.5   Administrator May Own Certificates or Notes...................22
Section 4.6   The Student Loan Corporation Not to Resign as
               Administrator................................................22


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                                  ARTICLE V

Section 5.1   Administrator Default.........................................23
Section 5.2   Appointment of Successor......................................24
Section 5.3   Notification to Noteholders and Holder of Trust
               Certificate..................................................25
Section 5.4   Waiver of Past Defaults.......................................25


                                  ARTICLE VI

Section 6.1   Termination...................................................25


                                 ARTICLE VII

Section 7.1   Protection of Interests in Trust..............................26


                                 ARTICLE VIII

Section 8.1   Independence of the Administrator.............................28
Section 8.2   No Joint Venture..............................................28
Section 8.3   Other Activities of Administrator.............................28
Section 8.4   Powers of Attorney............................................29
Section 8.5   Amendment.....................................................29
Section 8.6   Assignment....................................................30
Section 8.7   Limitations on Rights of Others...............................30
Section 8.8   Assignment to Indenture Trustee...............................30
Section 8.9   Nonpetition Covenants.........................................30
Section 8.10  Limitation of Liability of Owner Trustee, Indenture
               Administrator and Indenture Trustee..........................31
Section 8.11  Governing Law.................................................31
Section 8.12  Headings......................................................31
Section 8.13  Counterparts..................................................31
Section 8.14  Severability..................................................31
Section 8.15  Trust Certificate.............................................32


                                  ARTICLE IX

Section 9.1   Intent of the Parties; Reasonableness.........................32
Section 9.2   Reporting Requirements........................................32
Section 9.3   Administrator Compliance Statement............................33
Section 9.4   Report on Assessment of Compliance and Attestation............33

Attachment A  Form of Annual Certification
Attachment B  Servicing Criteria To Be Addressed in Assessment of
              Compliance


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                            ADMINISTRATION AGREEMENT

      SLC Student Loan Trust 2006-2 Administration Agreement, dated as of September 19, 2006 (this "Agreement"), among (i) SLC Student Loan Trust 2006-2 (the "Issuer"), and (ii) The Student Loan Corporation, not in its individual capacity but solely in its capacity as servicer (in such capacity, the "Servicer") and as administrator (in such capacity, the "Administrator").

                                    RECITALS

      WHEREAS, the Issuer is issuing (i) its Student Loan Asset-Backed Notes (collectively, the "Notes") pursuant to the Indenture, dated as of September 19, 2006 (the "Indenture"), among the Issuer, U.S. Bank National Association, not in its individual capacity but solely as the indenture trustee (the "Indenture Trustee"), Citibank, N.A., not in its individual capacity but solely as the eligible lender trustee (in such capacity, the "Eligible Lender Trustee") and as the indenture administrator (in such capacity, the "Indenture Administrator"), and (ii) a Trust Certificate (the "Trust Certificate") pursuant to the Trust Agreement;

      WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Trust Certificate, including the Trust Agreement, the Servicing Agreement, the Sale Agreement, the Eligible Lender Trust Agreement (Issuer) and the Indenture;

      WHEREAS, pursuant to certain Basic Documents and the Eligible Lender Trust Agreement (Issuer), the Issuer is required to perform certain duties in connection with (a) the Notes and the Collateral therefore pledged pursuant to the Indenture and (b) the Trust Certificate pursuant to the Trust Agreement;

      WHEREAS, the Issuer desires to have the Administrator and the Servicer perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with this Agreement, the other Basic Documents and the Eligible Lender Trust Agreement (Issuer) as the Issuer may from time to time request; and

      WHEREAS, the Administrator and the Servicer have the capacity to provide the services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer, the Servicer and the Administrator, hereby agree as follows:

                                   ARTICLE I

      Section 1.1 Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are


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defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

      Section 2.1 Duties with Respect to the Indenture. The Administrator agrees to consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take the actions with respect to the following matters that it is the duty of the Issuer, the Indenture Trustee or the Indenture Administrator to take pursuant to the Indenture:

      (a) preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee and the Indenture Administrator (Section 2.2 of the Indenture);

      (b) preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

      (c) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4 of the Indenture);

      (d) preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.5 of the Indenture);

      (e) delivering the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.6 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.9 of the Indenture, as to compliance, with the Indenture (Sections 3.6 and 3.9 of the Indenture);

      (f) in the event of a Servicer Default, the taking of all reasonable steps available to enforce the Issuer's rights under the Basic Documents in respect of such Servicer Default (Section 3.7(d) of the Indenture);

      (g) preparing and obtaining the documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10 of the Indenture);


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      (h) monitoring the Issuer's obligations as to the satisfaction and discharge of the Indenture and preparing an Officers' Certificate of the Issuer and obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1 of the Indenture);

      (i) selling of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default resulting in a non-rescindable, non-waivable acceleration of the Notes has occurred and is continuing (Section 5.4 of the Indenture);

      (j) preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3 of the Indenture);

      (k) opening of one or more accounts in the Issuer's name, preparing Issuer Orders and Officers' Certificates of the Issuer, obtaining the Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture);

      (l) preparing an Issuer Request and Officers' Certificate of the Issuer and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5 of the Indenture);

      (m) preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

      (n) preparing the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and delivering the same to the Owner Trustee, the Indenture Trustee and the Indenture Administrator (Section 9.6 of the Indenture);

      (o) preparing all Officers' Certificates of the Issuer and obtaining any Independent Certificates and/or Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee or the Indenture Administrator to take any action under the Indenture (Section 11.1(a) of the Indenture);

      (p) preparing and delivering of Officers' Certificates of the Issuer and obtaining any Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

      (q) preparing and delivering to Noteholders, the Indenture Trustee and the Indenture Administrator any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

      (r) recording the Indenture, if applicable (Section 11.15 of the Indenture);

      (s) calculating on each Distribution Date, as applicable, the Principal Distribution Amount and any applicable Specified Reserve Account Balance;


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      (t) calculating on or before each Distribution Date, as applicable, any amounts to be deposited in, or withdrawn from, each Trust Account;

      (u) from time to time during the Consolidation Loan Add-On Period, assisting the Servicer in the preparation and execution of any required documentation evidencing the transfer of any Add-On Consolidation Loans to the Trust and instructing the Indenture Administrator to withdraw funds from the Add-On Consolidation Loan Account to be used for the funding of the related Add-On Consolidation Loans; and

      (v) on the Business Day immediately following the end of the Consolidation Loan Add-On Period, instructing the Indenture Administrator to transfer all sums remaining on deposit in the Add-On Consolidation Loan Account to the Collection Account.

      Section 2.2 Duties with Respect to the Issuer. (a) In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations, including calculating on each LIBOR Determination Date the applicable rate of interest for the applicable Accrual Period, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Issuer, the Owner Trustee or the Administrator to prepare, file or deliver pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer). Subject to
Section 8.1 below, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Document and the Eligible Lender Trust Agreement (Issuer)) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

      (b) The Administrator shall be responsible for performance of the duties of the Administrator set forth in Section 6.04 of the Trust Agreement and the Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the holder of the Trust Certificate, if not then held by the Depositor.

      (c) The Administrator shall perform any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

      (d) The Administrator shall be responsible for preparing and delivering, on behalf of the Issuer, (i) all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed and (ii) any information required to effectuate the listing of the Notes on a stock exchange of international standing and, if applicable, the transfer of the listing of the Notes to an alternative stock exchange of international standing.

      (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in


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the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

      (f) The Administrator shall provide notice to each Rating Agency if a Responsible Officer of the Administrator becomes aware of (i) the occurrence of a downgrade below "A1" by Moody's of Citibank, N.A.'s long-term senior unsecured debt rating and (ii) if Citibank, N.A. no longer owns 50% or more of the outstanding common stock of SLC.

      Section 2.3 Establishment of Trust Accounts. (a) On the Closing Date and at such other times as specified herein, the Administrator shall establish at the Indenture Administrator the following Eligible Deposit Accounts as more fully described below:

      (i) a "Collection Account";

      (ii) a "Reserve Account";

      (iii) a "Capitalized Interest Account"; and

      (iv) an "Add-On Consolidation Loan Account".

      (b) Funds on deposit in each account specified in Section 2.3(a) above (collectively, the "Trust Accounts") shall be invested by the Indenture Administrator (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments (including Eligible Investments of the Indenture Trustee or the Indenture Administrator) solely pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Administrator shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by the Indenture Administrator (or any custodian on behalf of the Indenture Administrator) for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date, all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or the following Distribution Date; provided, that all funds on deposit in the Add-On Consolidation Loan Account shall be invested only in Eligible Investments that are demand deposits or are overnight investments. Funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

      (c) The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee or the Indenture Administrator, as applicable, pursuant to Section 2.3(b) above and Section 2.3(e) below, the Trust Accounts shall be under the sole dominion and


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control of the Indenture Administrator on behalf of the Indenture Trustee for the benefit of the Noteholders and the Issuer. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Administrator (on behalf of the Indenture Trustee and the Indenture Administrator) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Administrator, the Administrator shall notify the Indenture Trustee and the Indenture Administrator in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

      (d) With respect to the Trust Account Property, the Indenture Administrator agrees, by its acceptance hereof, that:

            (i) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 2.3(c) and, subject to Section 2.3(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Administrator on behalf of the Indenture Trustee, and the Indenture Administrator shall have sole signature authority with respect thereto;

            (ii) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Administrator on behalf of the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Administrator on behalf of the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Administrator on behalf of the Indenture Trustee;

            (iii) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Administrator on behalf of the Indenture Trustee, pending maturity or disposition, through continuous book-entry registration of such Trust Account Property as described in such paragraph; and

            (iv) any Trust Account Property other than cash that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Administrator on behalf of the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or, as its nominee, the Indenture Administrator's or other nominee's) ownership of such security.

      Notwithstanding anything to the contrary set forth in this Section 2.3(d), the Indenture Trustee and the Indenture Administrator shall have no liability or obligation in respect of any failed Delivery, as contemplated herein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee or the Indenture Administrator.


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      (e) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Owner Trustee or the Indenture Administrator with the consent of the Indenture Trustee, to instruct the Indenture Trustee or the Indenture Administrator to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Administrator or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee or the Indenture Administrator or to carry out its duties under the Indenture.

      (f) On the Closing Date, the Indenture Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Administrator. On the Closing Date, the Administrator shall cause the Trust to deposit the Collection Account Initial Deposit into the Collection Account.

      (g) On the Closing Date, the Indenture Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Indenture Administrator. On the Closing Date, the Administrator shall cause the Trust to deposit the Reserve Account Initial Deposit into the Reserve Account.

      (h) On the Closing Date, the Indenture Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Indenture Administrator. On the Closing Date, the Administrator shall cause the Trust to deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

      (i) On the Closing Date, the Indenture Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Add-On Consolidation Loan Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust. The Add-On Consolidation Loan Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Administrator. On the Closing Date, the Administrator shall cause the Trust to deposit the Add-On Consolidation Loan Account Initial Deposit into the Add-On Consolidation Loan Account.

      Section 2.4 Collections. The Servicer shall remit within two Business Days of receipt thereof to the Collection Account (i) all payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans), and all Liquidation Proceeds, both as collected during the Collection Period and (ii) all amounts received by it from


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SLC in respect of borrower benefits during the Collection Period, and the
Eligible Lender Trustee shall remit within two Business Days of receipt thereof to the Collection Account any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period.

      Section 2.5 Application of Collections. (a) With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Servicer in accordance with its customary practice.

      (b) All Liquidation Proceeds shall be applied to the related Trust Student Loan.

      Section 2.6 Additional Deposits. The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.5 of the Servicing Agreement and all other amounts to be paid by the Servicer under Section 3.5 of the Servicing Agreement on or before the third Business Day before the related Distribution Date, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Section 6 of the Sale Agreement when such amounts are due.

      Section 2.7 Distributions. (a) On or before the third Business Day immediately preceding each Distribution Date, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, as applicable, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amount to be distributed from the Collection Account as Available Funds and pursuant to paragraph (a)(2) of the definition of Available Funds on the related Distribution Date. On the fifth Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, as applicable, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Reserve Account, the Capitalized Interest Account and the Add-On Consolidation Loan Account, and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date. In addition to and in furtherance of the foregoing, the Administrator shall:

            (i) calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account on or before the second Business Day preceding each Distribution Date;

            (ii) calculate all amounts required to be deposited into the Collection Account from the Add-On Consolidation Loan Account on or before the Business Day immediately following the end of the Consolidation Loan Add-On Period; and

            (iii) calculate, in each case, if and to the extent applicable, the Class A Noteholders' Distribution Amount, the Class B Noteholders' Distribution Amount and the Specified Reserve Account Balance on or before the second Business Day immediately preceding such Distribution Date;


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      (b) The Administrator shall instruct the Indenture Administrator in writing no later than the third Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator's Officers' Certificate and the related Servicer's Report delivered pursuant to Section 3.1(a) and (b) below) to distribute to the Servicer, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of the Available Funds on deposit in the Collection Account the Primary Servicing Fee due with respect to the preceding calendar month, and the Indenture Administrator shall comply with such instructions.

      (c) The Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Sections 3.1(a) and 3.1(c) below) to make the deposits and distributions set forth in Section 2.8 to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (provided that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture). These deposits and distributions will be made to the extent of the amount of Available Funds for that Distribution Date in the Collection Account, plus (i) amounts transferred from the Capitalized Interest Account pursuant to Section 2.9, (ii) amounts transferred from the Reserve Account pursuant to Section 2.10 and (iii) amounts transferred from the Add-On Consolidation Loan Account pursuant to Section 2.11. The amount of Available Funds in the Collection Account for each Distribution Date will be distributed pursuant to the priority of distributions set forth under Section. 2.8 below. The Indenture Administrator shall comply with such instructions received by the Administrator.

      The Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date to make the payments pursuant to paragraph (a)(2) of the definition of Available Funds.

      Section 2.8 Priority of Distributions. On each Distribution Date, the Indenture Administrator shall first pay itself and the Indenture Trustee their respective portions of the Indenture Trustee/Indenture Administrator/Eligible Lender Trustee Fee for such Distribution Date plus all other amounts due to them under Section 6.7 of the Indenture for such Distribution Date, shall next pay the Owner Trustee the Owner Trustee Fee for such Distribution Date plus all other amounts due to it (in its capacity as such or individually) under the Trust Agreement for the related Distribution Date, shall next pay the Eligible Lender Trustee its respective portions of the Indenture Trustee/Indenture Administrator/Eligible Lender Trustee Fee for such Distribution Date plus all other amounts due to it under the Eligible Lender Trust Agreements for the related Distribution Date (such Trustee Fees and other amounts not to exceed $30,000 per annum in the aggregate), and then to make the following deposits and distributions in the amounts and in the order of priority set forth below:

      (a) to the Servicer, the Primary Servicing Fee due on that Distribution Date;

      (b) to the Class A Noteholders, the Class A Noteholders' Interest Distribution Amount, ratably, without preference or priority of any kind among the classes of Class A Notes, according to the amounts due and payable on the Class A Notes for such interest;

      (c) if the Class B Interest Subordination Condition is not in effect, to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount;

      (d) sequentially, to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class A-5 Noteholders and the Class A-6 Noteholders, in that order, until each such class is paid in full, the Class A Noteholders' Principal Distribution Amount;

      (e) if the Class B Interest Subordination Condition is in effect, to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount;

      (f) On or after the Stepdown Date, to the Class B Noteholders until paid in full, the Class B Noteholders' Principal Distribution Amount; provided that
(x) if a Trigger Event has occurred and is continuing and (y) any Class A Notes are Outstanding, then the remaining Available Funds will be distributed sequentially to the Class A-1 Noteholders, the Class A-2 Noteholders, the
Class A-3 Noteholders, the Class A-4 Noteholders, the Class A-5 Noteholders and the Class A-6 Noteholders, in that order, until each such class is paid in full;

      (g) to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance;

      (h) to the Servicer, for any unpaid Carryover Servicing Fees;

      (i) to the Indenture Trustee, the Indenture Administrator, the Owner Trustee, the Eligible Lender Trustee, the paying agent in Ireland and the Irish Stock Exchange (but only in respect of such paying agent's fees and fees associated with listing the Class A Notes on the Irish Stock Exchange), ratably, for all amounts due to each of them under the Basic Documents and not paid for the related Distribution Date; and

      (j) to the holder of the Trust Certificate (as identified to the Indenture Administrator by the Owner Trustee), any remaining amounts after application of the preceding clauses.

Notwithstanding the foregoing, if the Trust Student Loans are not sold pursuant to Section 6.1(a) of this Agreement or Section 4.4 of the Indenture, the amount that would otherwise be paid to the holder of the Trust Certificate shall be applied on such Distribution Date to pay as an accelerated payment of principal on the Notes, first to the Class A Noteholders in the same order and priority as is set forth in clause 2.8(d) until the Outstanding Amount of the Class A Notes is paid in full and reduced to zero, and then to the Class B Noteholders as set forth in clause 2.8(f) above; provided that the amount of such distribution shall not exceed the Outstanding Amount of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such Distribution Date.

      Section 2.9 Capitalized Interest Account. (a) On the Closing Date, the Issuer shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

      (b) In the event that the Available Funds, through the March 2008 Distribution Date, are insufficient to make the payments described under Sections 2.8(b) and 2.8(c) above (or Section 2.8(b) if a Class B Interest Subordination Condition is in effect) on any Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account on each Distribution Date an amount equal to such deficiency, and to distribute such amounts in the same order and priority as is set forth in Sections 2.8(a) through 2.8(c) above (or
Section 2.8(a), (b) and (e) if a Class B Interest Subordination Condition is in effect).

      (c) On the March 2008 Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Capitalized Interest Account any amounts remaining on deposit in the Capitalized Interest Account and deposit such amounts into the Collection Account.

      Section 2.10 Reserve Account. (a) On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

      (b) In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Section 2.7(b) above and Section 2.8(a) above on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Section 2.10(g) below, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

      (c) In the event that the Available Funds, plus amounts on deposit in the Capitalized Interest Account through the March 2008 Distribution Date, are insufficient to make the payments described under Sections 2.8(a) through 2.8(c) above (or, if a Class B Interest Subordination Condition is in effect, Section 2.8(a) and (b) from the Capitalized Interest Account and Section 2.8(a),
(b) and (e) from Available Funds) on any Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such deficiency, to the extent of funds available therein after giving effect to clause (b) above, and to distribute such amounts in the same order and priority as is set forth in Sections 2.8(a) through 2.8(c) above (or Section 2.8(a), (b) and (e) if a
Class B Interest Subordination Condition is in effect).

      (d) In the event that the Class A Noteholders' Principal Distribution Amount on the Note Final Maturity Date with respect to any class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to
Section 2.8(d) above on such date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such deficiency, to the extent of funds available therein after giving effect to clauses (b) and (c) above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Section 2.8(d) above.

      (e) In the event that the Class B Noteholders' Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.8(f) on such date, the Administrator shall instruct the Indenture Administrator in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to clauses (b) through
(d) above, and to distribute such amount to the Class B Noteholders entitled thereto.

      (f) After giving effect to clauses (b) through (e) above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this Section 2.10(f)) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Administrator in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

      (g) On the final Distribution Date upon termination of the Trust and following the payment in full of the Outstanding Amount of the Notes and of all other amounts (other than Carryover Servicing Fees) owing or to be distributed hereunder or under the Indenture to Noteholders or the Servicer, as applicable, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used to pay any Carryover Servicing Fees. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the holder of the Trust Certificate. The holder of the Trust Certificate shall in no event be required to refund any amounts properly distributed pursuant to this
Section 2.10(g).

Anything in this Section 2.10 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Carryover Servicing Fee, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Owner Trustee and the Indenture Administrator to make such payments.

      Section 2.11 Add-On Consolidation Loan Account. (a) On the Closing Date, the Issuer shall deposit the Add-On Consolidation Loan Account Initial Deposit into the Add-On Consolidation Loan Account.

      (b) Subject to the provisions of Section 3.5D of the Servicing Agreement, from time to time during the Consolidation Loan Add-On Period, upon the Servicer's receipt of a request to include Add-On Consolidation Loan(s) with an existing Trust Student Loan, the Administrator shall give written instructions to the Indenture Administrator to, and the Indenture Administrator no later than three Business Days after receipt of such written instructions shall, remit payment for such Add-On Consolidation Loan(s) to the lender(s) indicated in such written instruction in accordance with the wire instructions provided therein, in an amount equal to the outstanding principal balance of such Add-On Consolidation Loan(s), plus accrued and unpaid interest, if any, to the extent of sufficient amounts on deposit in the Add-On Consolidation Loan Account.

      (c) On the Business Day immediately following the end of the Consolidation Loan Add-On Period, the Administrator shall instruct the Indenture Administrator in writing to, and the Indenture Administrator shall, transfer into the Collection Account any amounts then remaining in the Add-On Consolidation Loan Account.

      Section 2.12 Investment Earnings; Other Trust Accounts. The Administrator will instruct the Indenture Administrator to (1) withdraw all Investment Earnings, if any, on deposit in each existing Trust Account on each Distribution Date; (2) deposit such amounts into the Collection Account and (3) include such amounts as Available Funds for that Distribution Date.

      Section 2.13 Statements to Holder of the Trust Certificate and Noteholders. No later than 11:00 a.m. (New York time) on the third Business Day preceding a Distribution Date, the Administrator shall provide to the Indenture Administrator, the Indenture Trustee and the Owner Trustee (with a copy to the Rating Agencies) for the Indenture Administrator to forward on such succeeding Distribution Date to each Noteholder of record and for the Owner Trustee to forward on such succeeding Distribution Date to the holder of the Trust Certificate of record a statement, setting forth at least the following information as to the Notes and the Trust Certificate to the extent applicable:

      (a) the amount of such distribution allocable to principal of each class of the Notes;

      (b) the amount of the distribution allocable to interest on each class of the Notes;

      (c) the amount of the distribution allocable to the Trust Certificate, if any;

      (d) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

      (e) the aggregate outstanding principal balance of the Notes and the Note Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (a) and (c) above;

      (f) the Note Rate for the next period for each class of Notes;

      (g) the amount of the Primary Servicing Fee and any Carryover Servicing Fee paid to the Servicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Carryover Servicing Fee remaining unpaid after giving effect to any such payments;

      (h) the amount of the aggregate Realized Losses, if any, for the related Collection Period;

      (i) the amount of any Note Interest Shortfall, if any, in each case as applicable to each class of Notes, and the change in such amounts from the preceding statement;

      (j) the aggregate Purchase Amounts for Trust Student Loans, if any, that were repurchased by the Depositor or purchased by the Servicer or The Student Loan Corporation from the Issuer during such Collection Period;

      (k) the balance of the Reserve Account and the Capitalized Interest Account on such Distribution Date, after giving effect to changes therein on such Distribution Date;

      (l) the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of that Collection Period; and

      (m) with respect to the Distribution Date immediately following the end of the Consolidation Loan Add-On Period, the aggregate initial principal balance of Add-On Consolidation Loans, plus accrued and unpaid interest, if any, added during the Consolidation Loan Add-On Period, and any remaining amounts transferred from the Add-On Consolidation Loan Account to the Collection Account.

      Each amount set forth pursuant to clauses (a), (b), (c), (e), (g), (h) and
(j) above shall be expressed as a dollar amount per $1,000 of original principal balance of the applicable Note. A copy of the statements referred to above may be obtained by any holder of the Trust Certificate or Note Owner by a written request to the Owner Trustee or the Indenture Administrator, respectively, addressed to the respective Corporate Trust Office.

      Section 2.14 Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

      (a) the amendment of or any supplement to the Indenture;

      (b) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

      (c) the amendment, change or modification of the Basic Documents;

      (d) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees and successor Indenture Administrators pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

      (e) the removal of the Indenture Trustee.

      Section 2.15 Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein, in the other Basic Documents or in the Eligible Lender Trust Agreement (Issuer), the Administrator shall not be obligated to, and shall not,

(a) make any payments to the Noteholders under the Basic Documents, (b) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (c) take any other action that the Issuer directs the Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

      Section 2.16 Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a portion of the Primary Servicing Fee payable monthly (the "Administration Fees"), which Administration Fees shall be solely an obligation of the Servicer. Section

      2.17 Servicer and Administrator Expenses. Each of the Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the holder of the Trust Certificate and the Noteholders, as the case may be.

      Section 2.18 Appointment of Subadministrator. The Administrator may at any time appoint a subadministrator to perform all or any portion of its obligations as Administrator hereunder; provided, however, that any applicable Rating Agency Condition shall have been satisfied in connection therewith; provided, further, that the Administrator shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders for administering the Issuer in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subadministrator and to the same extent and under the same terms and conditions as if the Administrator alone were administering the Issuer. The fees and expenses of the subadministrator shall be as agreed between the Administrator and its subadministrator from time to time and none of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders shall have any responsibility therefor. With respect to satisfying the Rating Agency Condition referred to above, the term "subadministrator" shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

                                  ARTICLE III

      Section 3.1 Administrator's Certificate; Servicer's Report. (a) On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding month containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate covering such calendar month referred to in Section 3.1(b) below. On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business
Day), preceding each Distribution Date the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding Collection Period containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Certificate covering such Collection Period referred to in Section 3.1(c) below.

      (b) On the third Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator, an Administrator's Officers' Certificate containing all information necessary to pay the Servicer the Primary Servicing Fee due on such Monthly Servicing Payment Date pursuant to Section 2.7(b) above.

      (c) On the third Business Day prior to a Distribution Date, the Administrator shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8 above, if applicable, for the Collection Period preceding the date of such Administrator's Certificate.

      (d) Prior to each Determination Date, the Administrator shall determine the Note Rates and that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to this Section 3.1. In connection therewith, the Administrator shall calculate Three-Month LIBOR or Two-Month LIBOR, as applicable, for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each LIBOR Determination Date during such Accrual Period, Three-Month LIBOR.

      (e) The Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

      Section 3.2 Annual Statement as to Compliance; Notice of Default; Financial Statements. (a) Each of the Servicer and the Administrator shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator on or before 90 days after the end of the fiscal year of the Servicer and the Administrator, an Officer's Certificate of the Servicer or the Administrator, as the case may be, dated as of December 31st of the preceding year, stating that (i) a review of the activities of the Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2006) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer or the Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Servicer, the Servicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof. The Indenture Administrator shall send a copy of each such Officers' Certificate and each report referred to in Section 3.1 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 3.1 may be obtained by the holder of the Trust Certificate, any Noteholder or any Note Owner by a request in writing to the Owner Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Owner Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Owner Trustee, the Indenture Administrator will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

      (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 5.01 of the Servicing Agreement.

      (c) The Administrator shall deliver to the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Sections 5.1(a) or (b) below or would cause the Administrator to fail to meet the requirement of clause (a) of
Section 2.4 above.

      (d) At any time that the Administrator is not an Affiliate of the Depositor, the Administrator shall provide to the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Administrator, audited financials as at the end of and for such year and
(ii) as soon as possible and in no event more than 30 days after the end of each quarterly accounting period of the Administrator unaudited financials as at the end of and for such period.

      Section 3.3 Annual Independent Certified Public Accountants' Report. Each of the Servicer and the Administrator shall cause a registered public accounting firm (as the term is used in Item 1122 of Regulation AB), which may also render other services to the Servicer or the Administrator, as the case may be, to deliver to the Owner Trustee and the Rating Agencies on or before March 31 of each year, a report addressed to the Servicer or the Administrator, as the case may be, and to the Owner Trustee, to the effect that such firm has examined certain documents and records relating to the servicing or the administration, as the case may be, of the Trust Student Loans and of the Trust during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 2006) in evaluating the Servicer's and Administrator's compliance with the Servicing Agreement and this Agreement, respectively, and that, on the basis of the auditing and accounting procedures considered appropriate under the circumstances and in accordance with standards established by the American Institute of Certified Public Accountants, such firm is of the opinion that the servicing and administration, as applicable, of the Trust Student Loans and the Trust was conducted, in all material respects, in compliance with the terms of the Servicing Agreement and this Agreement, respectively, except for such exceptions as shall be set forth in such report. Such report will also indicate that the firm is independent of the Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                                   ARTICLE IV

      Section 4.1 Representations of Administrator. The Student Loan Corporation, as Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Student Loans. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Trust

Student Loans to the Owner Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

      (a) Organization and Good Standing. The Administrator is duly incorporated and validly existing under the laws of the State of placeStateDelaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

      (b) Power and Authority. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

      (c) Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Administrator and, assuming that it is duly executed and delivered by parties hereto, constitutes a valid and binding agreement of the Administrator, enforceable against the Administrator in accordance with its terms; except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

      (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

      (e) No Proceedings. There are no legal or governmental proceedings or investigations pending against the Administrator or, to its best knowledge, threatened or contemplated against the Administrator or to which the Administrator or any of its subsidiaries is party or of which any property of the Administrator or any of its subsidiaries is the subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties or by any other party: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Trust Certificate, (ii) seeking to prevent the issuance of the Notes or the Trust Certificate or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents,
(iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the

Trust, the Notes or the Trust Certificate or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Trust Certificate.

      (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

      Section 4.2 Liability of Administrator; Indemnities. (a) The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

      (b) The Administrator shall indemnify, defend and hold harmless the Issuer, the holder of the Trust Certificate, the Eligible Lender Trustee, the Indenture Trustee, the Indenture Administrator, the Owner Trustee (in its individual capacity and as trustee) and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

      (c) The Administrator shall indemnify the Indenture Trustee and the Indenture Administrator in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Indenture and the other Basic Documents. The Indenture Trustee and the Indenture Administrator shall notify the Issuer and the Administrator promptly of any claim for which they may seek indemnity. Failure by the Indenture Trustee or the Indenture Administrator to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. Neither the Issuer nor the Administrator need to reimburse any expense or indemnify against any loss, liability, claim or expense incurred by the Indenture Trustee or the Indenture Administrator through its own willful misconduct, negligence or bad faith.

      (d) The Administrator shall indemnify the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Eligible Lender Trustee in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claims, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) or expense (including attorneys' fees) incurred by them in connection with the performance of their duties under the Trust Agreement and the Eligible Lender Trust Agreements, respectively, and the other Basic Documents.

      (e) Without limiting the generality of the foregoing, the Administrator shall indemnify the Owner Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following:

            (i) any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

            (ii) any claim that the Trust Student Loans have not been made, administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor;

            (iii) any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed;

            (iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b); and

            (v) any and all liabilities, obligations, losses, damages, taxes (other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 8.01 of the Trust Agreement), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Owner Trustee (individually or otherwise) (whether or not indemnified against by other parties) in any way relating to or arising out of the Trust Agreement, the Eligible Lender Trust Agreement (Issuer), any Basic Document, the administration of the Trust Estate or the action or inaction of the Owner Trustee thereunder.

      (f) The Owner Trustee shall notify the Administrator promptly of any claim for which it may seek indemnity. Failure by the Owner Trustee to so notify the Administrator shall not relieve the Administrator of its obligations hereunder and under the other Basic Documents. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Owner Trustee after it has assumed such defense; provided, however, that in the event that there may be a conflict between the positions of the Owner Trustee and the Administrator in conducting the defense of such claim, the Owner Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through the Owner Trustee's own willful misconduct, gross negligence or bad faith.

      (g) The Depositor shall pay reasonable compensation to the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee and shall reimburse the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee for all reasonable expenses, disbursements and advances.

      (h) For purposes of this Section 4.2, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 4.3 below) as Administrator pursuant to Section 5.1 below, or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to
Section 5.2 below.

      (i) Indemnification under this Section 4.2 shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee or the Indenture Administrator or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

      Section 4.3 Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than The Student Loan Corporation, executes an agreement that states expressly that such Person assumes to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator, if other than The Student Loan Corporation, shall have delivered to the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction,
(iv) unless The Student Loan Corporation is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the holder of the Trust Certificate and (v) unless The Student Loan Corporation is the surviving entity, the Administrator shall have delivered to the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, the Indenture Trustee and Indenture Administrator, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Anything in this Section 4.3 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate provided that the Rating Agencies confirm that such assignment will not result in a downgrading or a withdrawal of the ratings then applicable to the Notes.

      Section 4.4 Limitation on Liability of Seller, Administrator and Others.
(a) Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the holder of the Trust Certificate, or to the Indenture Trustee, the Indenture Administrator or the Owner Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

      (b) Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Trust in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the holder of the Trust Certificate under this Agreement and the Noteholders under the Indenture and under this Agreement.

      Section 4.5 Administrator May Own Certificates or Notes. The Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Trust Certificate or Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein in any other Basic Document.

      Section 4.6 The Student Loan Corporation Not to Resign as Administrator. Subject to the provisions of Section 4.3 above, The Student Loan Corporation shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over The Student Loan Corporation or its properties. Notice of any such determination permitting or requiring the resignation of The Student Loan Corporation shall be communicated to the Owner Trustee and the Indenture Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Administrator concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Administrator or a successor to the Administrator shall have assumed the responsibilities and obligations of The Student Loan Corporation in accordance with Section 5.2 below. Anything in this
Section 4.6 to the contrary notwithstanding, the Administrator may resign at any time subsequent to the assignment of its rights, duties and obligations hereunder pursuant to Section 4.3 above.

                                   ARTICLE V

      Section 5.1 Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

      (a) (i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Administrator for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date, or

            (ii) any failure by the Administrator to direct the Indenture Administrator to make any required distributions from any of the Trust Accounts on any Monthly Servicing Payment Date or Distribution Date, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Administrator or the Owner Trustee or after discovery of such failure by an officer of the Administrator; or

      (b) any failure by the Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Administrator set forth in this Agreement or any other Basic Document, which failure shall
(i) materially and adversely affect the rights of Noteholders or the holder of the Trust Certificate and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Administrator or the Owner Trustee or (B) to the Administrator, the Indenture Administrator and the Owner Trustee by the Noteholders or the holder of the Trust Certificate, as applicable, representing not less than 50% of the Outstanding Amount of the Notes or representing the whole of the outstanding Trust Certificate (including such Trust Certificate if owned by the Depositor);

      (c) an Insolvency Event occurs with respect to the Administrator; or

      (d) any failure by the Administrator to deliver any information, report, certification or accountants' letter when and as required under Article IX which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee or the Noteholders evidencing not less than 50% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 4.2 above) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes, the Trust Certificate, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor to the Administrator as may be appointed under Section 5.2 below; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor to the Administrator, the Indenture Administrator and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator (other than the Indenture Trustee acting as the Administrator under this Section 5.1) upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

      Section 5.2 Appointment of Successor. (a) Upon receipt by the Administrator of notice of termination pursuant to Section 5.1 above, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 120 days from the delivery to the Owner Trustee, the Indenture Trustee and the Indenture Administrator of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the "Transfer Date"). In the event of the termination hereunder of the Administrator, the Issuer shall appoint a successor to the Administrator acceptable to the Indenture Administrator, and the successor to the Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Administrator. In the event that a successor to the Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor to the Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator under this Agreement.

      (b) Upon appointment, the successor to the Administrator (including the Indenture Administrator acting as successor to the Administrator), shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor to the Administrator (which shall not exceed the Administration Fee unless such compensation arrangements will not result in a downgrading or withdrawal of any rating on the Notes or the Trust Certificate by any Rating Agency) and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

      (c) Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Administrator, to the extent it is acting as successor to the Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor to the Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the other Basic Documents.

      Section 5.3 Notification to Noteholders and Holder of Trust Certificate. Upon any termination of, or appointment of a successor to, the Administrator pursuant to this Article V, the Owner Trustee shall give prompt written notice thereof to the holder of the Trust Certificate and the Indenture Administrator shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

      Section 5.4 Waiver of Past Defaults. The Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes (or the holder of the Trust Certificate, in the case of any default which does not adversely affect the Indenture Administrator or the Noteholders) may, on behalf of all Noteholders and the holder of the Trust Certificate, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE VI

      Section 6.1 Termination.

      (a) Optional Purchase of All Trust Student Loans. The Administrator shall notify the Servicer, the Depositor, the Issuer and the Indenture Administrator in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Servicer, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Servicer in writing to the Owner Trustee and the Indenture Administrator, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit, pursuant to Section 2.6 above, in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Administrator, and shall succeed to all interests in and to the Trust; provided, however, that the Servicer may not effect such purchase if (i) such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Carryover Servicing Fees or (ii) such aggregate Purchase Amounts exceed the Maximum Purchase Amount. In the event the Servicer fails to notify the Owner Trustee, the Indenture Trustee and the Indenture Administrator in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to
Section 4.4 of the Indenture
that the Servicer intends to exercise its option to purchase the Trust Estate, the Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Servicer has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

      (b) Notice. Notice of any termination of the Trust shall be given by the Administrator to the Owner Trustee, the Indenture Trustee and the Indenture Administrator as soon as practicable after the Administrator has received notice thereof.

      (c) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the holder of the Trust Certificate shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee and the Indenture Administrator pursuant to this Agreement and any other Basic Documents.

                                  ARTICLE VII

      Section 7.1 Protection of Interests in Trust. (a) The Administrator, on behalf of the Depositor, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Owner Trustee and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof. The Administrator shall deliver (or cause to be delivered) to the Owner Trustee, the Indenture Trustee and the Indenture Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee, the Indenture Trustee and the Indenture Administrator at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee, the Indenture Trustee and the Indenture Administrator at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the placeaddressUnited States of America.

      (d) The Servicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Servicer in the Collection Account in respect of such Trust Student Loan.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Owner Trustee on behalf of the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Owner Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's, the Owner Trustee's and the Indenture Trustee's interest in a Trust Student Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

      (f) If at any time the Depositor or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

      (g) Upon reasonable notice, the Servicer shall permit the Indenture Administrator and the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Trust Student Loan.

      (h) Upon request, at any time the Owner Trustee or the Indenture Administrator have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Owner Trustee or to the Indenture Administrator (in each case, with a copy to the Administrator and the Indenture Trustee), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Owner Trustee or to the Indenture Administrator (with a copy to the Indenture Trustee), within 20 Business Days thereafter, a comparison of such list to the list of Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date and a list of all Trust Student Loans which had Add-On Consolidation Loans as of the end of the Consolidation Loan Add-On Period, and, for each Trust Student Loan that has been removed from the pool of loans held by the Owner Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

      (i) The Depositor shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator:

            (i) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
      (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

            (ii) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

      (j) Each Opinion of Counsel referred to in subclause (i) or (ii) of clause
(i) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

      (k) The Depositor shall, to the extent required by applicable law, cause the Trust Certificate and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                                  ARTICLE VIII

      Section 8.1 Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

      Section 8.2 No Joint Venture. Nothing contained in this Agreement
(a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

      Section 8.3 Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator.

      Section 8.4 Powers of Attorney. The Owner Trustee, the Indenture Trustee and the Indenture Administrator shall upon the written request of the Administrator furnish the Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder.

      Section 8.5 Amendment. (a)  This Agreement (other than Sections 2.1 and
2.2 above) may be amended by the Issuer, the Servicer or the Administrator, without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee, the Indenture Trustee and the Indenture Administrator, adversely affect in any material respect the interests of any Noteholder or of the holder of the Trust Certificate.

      (b) Sections 2.1 and 2.2 may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the holder of the Trust Certificate, the Owner Trustee, the Indenture Trustee and the Administrator, without the consent of the Noteholders, for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of such Article; provided that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interest of any Noteholder.

      (c) This Agreement (other than Sections 2.1 and 2.2 above) may also be amended from time to time by the Issuer, the Servicer, the Administrator and the Owner Trustee, and Sections 2.1 and 2.2 above may also be amended by the Owner Trustee and the Administrator, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Trust Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or
(ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

      (d) Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Owner Trustee shall furnish written notification of the substance of such amendment to the holder of the Trust Certificate, the Indenture Trustee and each of the Rating Agencies.

      (e) It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      (f) Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Indenture Trustee and the Indenture Administrator shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 7.1(i) above. The Owner Trustee, the Indenture Trustee and the Indenture Administrator may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's, the Indenture Trustee's or the Indenture Administrator's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

      Section 8.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Servicing Agreement and
Section 4.3 of this Agreement, this Agreement may not be assigned by the Administrator or the Servicer. This Agreement may be assigned by the Owner Trustee only to its permitted successor pursuant to the Trust Agreement.

      Section 8.7 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Servicer, the Issuer, and the Owner Trustee (individually and as Owner Trustee) and for the benefit of the holder of the Trust Certificate, the Indenture Trustee (individually and as Indenture Trustee), the Indenture Administrator (individually and as Indenture Administrator) and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      Section 8.8 Assignment to Indenture Trustee. The Depositor hereby acknowledges and consents to any Grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Trust Student Loans and the assignment of any or all of the Issuer's rights and obligations under this Agreement and the Sale Agreement and the Depositor's rights under the Purchase Agreement to the Indenture Trustee. The Servicer hereby acknowledges and consents to the assignment by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of any and all of the Issuer's rights and obligations under this Agreement and under the Servicing Agreement.

      Section 8.9 Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Indenture Trustee, the Indenture Administrator and the Owner Trustee shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The foregoing shall not limit the rights of the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Servicer, the Administrator, the Depositor or the Owner Trustee.

      (b) Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator, the Issuer and the Owner Trustee shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor. The foregoing shall not limit the rights of the Servicer, the Administrator, the Issuer and the Owner Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Servicer, the Administrator, the Issuer or the Owner Trustee.

      Section 8.10 Limitation of Liability of Owner Trustee, Indenture Administrator and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Wilmington Trust Company, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Owner Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

      (b) The rights of and protections of the Indenture Trustee and the Indenture Administrator under the Indenture shall be incorporated as though explicitly set forth herein.

      Section 8.11 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 8.12 Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

      Section 8.13 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

      Section 8.14 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of the parties named on the signature pages to this Agreement by execution of this Agreement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of this Agreement and the other Basic Documents to the extent reference is made in such document to such party.

      Section 8.15 Trust Certificate. The holder of the Trust Certificate, as evidenced by its agreement to accepts the rights conferred under the Trust Certificate, is hereby deemed to accept all obligations of the Depositor under this Agreement.

                                   ARTICLE IX

      Section 9.1 Intent of the Parties; Reasonableness. The Issuer and the Administrator acknowledge and agree that the purpose of Article IX of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

      Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer, the Servicer, or any other party to the Basic Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the Issuer shall cooperate fully with the Administrator (including any of its assignees or designees) in the preparation of, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

      Section 9.2 Reporting Requirements. (a) If so requested by the Administrator, on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator shall (i) notify the Issuer, in writing of any material litigation or governmental proceedings pending against the Administrator and (ii) provide to the Issuer, a description of such proceedings, affiliations or relationships.

      (b) As a condition to the succession as Administrator by any Person as permitted by Section 4.3 hereof the successor administrator shall provide to the Administrator, on behalf of the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (i) written notice to the Administrator, on behalf of the Issuer, of such succession or appointment and
(ii) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of Notes.

      (c) In addition to such information as the Administrator, is obligated to provide pursuant to other provisions of this Agreement, the Administrator shall provide such information regarding the performance or servicing of the Trust Student Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Administrator under this Agreement, commencing with the first such report due hereunder.

      Section 9.3 Administrator Compliance Statement. On or before December 31st of each calendar year, commencing in 2006, the Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Administrator, to the effect that (i) a review of the Administrator's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      Section 9.4 Report on Assessment of Compliance and Attestation. (a) On or before December 31st of each calendar year, commencing in 2006, the Administrator shall:

            (i) deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Administrator's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the Administrator, and shall address each of the Servicing Criteria specified on the certification substantially in the form of Attachment B attached to this Agreement;

            (ii) deliver to the Issuer a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Administrator and delivered pursuant to the preceding paragraph, which attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

            (iii) if requested by the Administrator, on behalf of the Issuer, not later than December 31st of the calendar year in which such certification is to be delivered, deliver to the Issuer and any other Person that will be responsible for signing a Sarbanes Certification in the form attached hereto as Attachment A on behalf of the Issuer with respect to a securitization transaction. The Administrator acknowledges that the parties identified in this clause (a)(iii) may rely on the certification provided by the Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Administrator, on behalf of the Issuer, will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Student Loans.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                       THE STUDENT LOAN CORPORATION,
                                          not in its individual capacity but
                                          solely as Servicer and Administrator



                                       By:   /s/ Bradley Svalberg
                                          ------------------------------------
                                          Name:  Bradley Svalberg
                                          Title: Vice President & Treasurer


                                       SLC STUDENT LOAN TRUST
                                          2006-2



                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee



                                       By:   /s/ Michele C. Harra
                                          ------------------------------------
                                          Name:  Michele C. Harra
                                          Title: Financial Services Officer

ACCEPTED AND AGREED solely
with respect to Sections 2.3,
2.7 and 3.2

CITIBANK, N.A.,
not in its individual capacity but
solely as Indenture Administrator

By:   /s/ Jennifer Cupo
   -------------------------------
   Name:  Jennifer Cupo
   Title: Director

                                  ATTACHMENT A
                     FORM OF ANNUAL CERTIFICATION

    Re: The Administration Agreement dated as of ______, 200__ (the "Agreement"), among SLC Student Loan Trust 200__-__, as Issuer, and The Student Loan Corporation as Servicer and Administrator

      I,_____________________________, the __________________________ of The
Student Loan Corporation. (the "Administrator"), certify to the Issuer, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(a) I have reviewed the servicer compliance statement of the Administrator provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Administrator's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Trust Student Loans by the Administrator during 200__ that were delivered by the Administrator to the Issuer pursuant to the Agreement (collectively, the "Company Servicing Information");

(b) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(c) Based on my knowledge, all of the Company Servicing Information required to be provided by the Administrator under the Agreement has been provided to the Issuer;

(d) am responsible for reviewing the activities performed by the Administrator as administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Administrator has fulfilled its obligations under the Agreement in all material respects; and

(e) The Compliance Statement required to be delivered by the Administrator pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Administrator and/or any Sub-Administrator pursuant to the Agreement, have been provided to the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Issuer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                       Date:__________________________________



                                       By:____________________________________
                                          Name:
                                          Title:

                                  ATTACHMENT B
         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by The Student Loan Corporation, as the Administrator and the Servicer, shall address, at a minimum, the criteria identified below (the "Applicable Servicing Criteria"):

----------------------------------------------------------------------------------
   Reference                         Criteria                       Applicability
----------------------------------------------------------------------------------
                         General Servicing Considerations
----------------------------------------------------------------------------------
 1122(d)(1)(i)  Policies and  procedures  are instituted to monitor       X
                any  performance  or other  triggers  and events of
                default in accordance with the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(1)(ii)  If   any   material   servicing    activities   are       X
                outsourced   to   third   parties,   policies   and
                procedures  are  instituted  to  monitor  the third
                party's   performance   and  compliance  with  such
                servicing activities.
----------------------------------------------------------------------------------
1122(d)(1)(iii) Any   requirements   in  the  Basic   Documents  to      N/A
                maintain a back-up  servicer for the trust  student
                loans are maintained.
----------------------------------------------------------------------------------
1122(d)(1)(iv)  A fidelity bond and errors and omissions  policy is      N/A
                in  effect  on  the  party   participating  in  the
                servicing function  throughout the reporting period
                in  the  amount  of   coverage   required   by  and
                otherwise  in  accordance  with  the  terms  of the
                transaction agreements.
----------------------------------------------------------------------------------
                        Cash Collection and Administration
----------------------------------------------------------------------------------
 1122(d)(2)(i)  Payments on trust student loans are deposited  into       X
                the   appropriate   custodial   bank  accounts  and
                related  bank  clearing  accounts  no more than two
                business  days  following  receipt,  or such  other
                number of days specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(2)(ii)  Disbursements  made via wire  transfer on behalf of       X
                an  obligor  or to an  investor  are  made  only by
                authorized personnel.
----------------------------------------------------------------------------------
1122(d)(2)(iii) Advances   of   funds   or   guarantees   regarding       X
                collections,  cash flows or distributions,  and any
                interest or other fees  charged for such  advances,
                are made,  reviewed  and  approved as  specified in
                the Basic Documents.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
   Reference                         Criteria                       Applicability
----------------------------------------------------------------------------------

1122(d)(2)(iv)  The related accounts for the  transaction,  such as       X
                cash reserve accounts or accounts  established as a
                form  of   overcollateralization,   are  separately
                maintained  (e.g.,  with respect to  commingling of
                cash) as set forth in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(2)(v)   Each  custodial   account  is   maintained   at  a       X
                federally  insured  depository  institution  as set
                forth in the Basic Documents.  For purposes of this
                criterion,     "federally     insured    depository
                institution"  with  respect to a foreign  financial
                institution means a foreign  financial  institution
                that meets the  requirements of Rule 13k-1(b)(1) of
                the Securities Exchange Act.
----------------------------------------------------------------------------------
1122(d)(2)(vi)  Unissued  checks are  safeguarded  so as to prevent      N/A
                unauthorized access.
----------------------------------------------------------------------------------
1122(d)(2)(vii) Reconciliations  are  prepared  on a monthly  basis       X
                for  all  asset-backed   securities   related  bank
                accounts,  including custodial accounts and related
                bank clearing accounts.  These  reconciliations are
                (A)  mathematically  accurate;  (B) prepared within
                30 calendar  days after the bank  statement  cutoff
                date,  or such other  number of days  specified  in
                the Basic  Documents;  (C) reviewed and approved by
                someone  other  than the person  who  prepared  the
                reconciliation;  and (D) contain  explanations  for
                reconciling  items.  These  reconciling  items  are
                resolved  within 90 calendar days of their original
                identification,   or  such  other  number  of  days
                specified in the Basic Documents.
----------------------------------------------------------------------------------
                        Investor Remittances and Reporting
----------------------------------------------------------------------------------
 1122(d)(3)(i)  Reports to investors,  including  those to be filed       X
                with the  Commission,  are maintained in accordance
                with the Basic Documents and applicable  Commission
                requirements.  Specifically,  such  reports (A) are
                prepared in accordance  with  timeframes  and other
                terms  set  forth  in  the  Basic  Documents;   (B)
                provide  information  calculated in accordance with
                the terms  specified  in the Basic  Documents;  (C)
                are filed with the  Commission  as  required by its
                rules  and   regulations;   and  (D)   agree   with
                investors'  or  the  trustee's  records  as to  the
                total  unpaid  principal   balance  and  number  of
                student loans serviced by the Servicer.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
   Reference                         Criteria                       Applicability
----------------------------------------------------------------------------------
1122(d)(3)(ii)  Amounts  due  to  investors   are   allocated   and       X
                remitted    in    accordance    with    timeframes,
                distribution  priority and other terms set forth in
                the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(3)(iii) Disbursements   made  to  an  investor  are  posted       X
                within  two   business   days  to  the   Servicer's
                investor  records,  or such  other  number  of days
                specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(3)(iv)  Amounts  remitted  to  investors  per the  investor       X
                reports agree with cancelled  checks, or other form
                of payment, or custodial bank statements.
----------------------------------------------------------------------------------
                             Pool Asset Administration
----------------------------------------------------------------------------------
 1122(d)(4)(i)  Collateral   or  security   on  student   loans  is       X
                maintained  as required by the Basic  Documents  or
                related student loan documents.
----------------------------------------------------------------------------------
1122(d)(4)(ii)  Student loan and related  documents are safeguarded       X
                as required by the Basic Documents
----------------------------------------------------------------------------------
1122(d)(4)(iii) Any  additions,  removals or  substitutions  to the       X
                asset  pool are  made,  reviewed  and  approved  in
                accordance  with any conditions or  requirements in
                the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(iv)  Payments on student  loans,  including any payoffs,       X
                made in  accordance  with the related  student loan
                documents  are  posted  to the  Servicer's  obligor
                records  maintained  no more than two business days
                after  receipt,   or  such  other  number  of  days
                specified in the Basic Documents,  and allocated to
                principal,  interest or other items (e.g.,  escrow)
                in  accordance   with  the  related   student  loan
                documents.
----------------------------------------------------------------------------------
 1122(d)(4)(v)  The Servicer's  records regarding the student loans       X
                agree with the  Servicer's  records with respect to
                an obligor's unpaid principal balance.
----------------------------------------------------------------------------------
1122(d)(4)(vi)  Changes  with  respect to the terms or status of an       X
                obligor's student loans (e.g.,  loan  modifications
                or  re-agings)  are made,  reviewed and approved by
                authorized  personnel in accordance  with the Basic
                Documents and related pool asset documents.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
   Reference                         Criteria                       Applicability
----------------------------------------------------------------------------------
1122(d)(4)(vii) Loss   mitigation   or  recovery   actions   (e.g.,       X
                forbearance plans,  modifications and deeds in lieu
                of foreclosure,  foreclosures and repossessions, as
                applicable) are initiated,  conducted and concluded
                in   accordance   with  the   timeframes  or  other
                requirements established by the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(viii)Records   documenting    collection   efforts   are       X
                maintained  during  the  period a  student  loan is
                delinquent in accordance with the Basic  Documents.
                Such records are  maintained  on at least a monthly
                basis, or such other period  specified in the Basic
                Documents,  and describe the entity's activities in
                monitoring delinquent student loans including,  for
                example,   phone   calls,   letters   and   payment
                rescheduling  plans in cases where  delinquency  is
                deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------
1122(d)(4)(ix)  Adjustments  to  interest  rates or rates of return       X
                for student loans with variable  rates are computed
                based on the related student loan documents.
----------------------------------------------------------------------------------
 1122(d)(4)(x)  Regarding  any funds  held in trust for an  obligor       X
                (such  as  escrow  accounts):  (A) such  funds  are
                analyzed,  in accordance with the obligor's student
                loan  documents,  on at least an annual  basis,  or
                such   other   period   specified   in  the   Basic
                Documents;  (B) interest on such funds is paid,  or
                credited,    to   obligors   in   accordance   with
                applicable  student loan  documents and state laws;
                and (C) such  funds  are  returned  to the  obligor
                within 30 calendar  days of full  repayment  of the
                related  student  loans,  or such  other  number of
                days specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xi)  Payments  made on behalf of an obligor (such as tax       X
                or  insurance  payments)  are made on or before the
                related  penalty or expiration  dates, as indicated
                on  the  appropriate  bills  or  notices  for  such
                payments,  provided  that  such  support  has  been
                received by the servicer at least 30 calendar  days
                prior to these dates,  or such other number of days
                specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xii) Any late payment  penalties in connection  with any       X
                payment  to be made on  behalf  of an  obligor  are
                paid from the  servicer's  funds and not charged to
                the  obligor,  unless the late  payment  was due to
                the obligor's error or omission.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
   Reference                         Criteria                       Applicability
----------------------------------------------------------------------------------
1122(d)(4)(xiii)Disbursements  made on  behalf  of an  obligor  are       X
                posted  within two business  days to the  obligor's
                records  maintained by the servicer,  or such other
                number of days specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xiv) Delinquencies,    charge-offs   and   uncollectible       X
                accounts are  recognized and recorded in accordance
                with the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xv)  Any   external   enhancement   or  other   support,       X
                identified in Item  1114(a)(1)  through (3) or Item
                1115 of  Regulation  AB, is maintained as set forth
                in the Basic Documents.
----------------------------------------------------------------------------------
                             Pool Asset Administration
----------------------------------------------------------------------------------
 1122(d)(4)(i)  Collateral   or  security   on  student   loans  is       X
                maintained  as required by the Basic  Documents  or
                related student loan documents.
----------------------------------------------------------------------------------
1122(d)(4)(ii)  Student loan and related  documents are safeguarded       X
                as required by the Basic Documents
----------------------------------------------------------------------------------
1122(d)(4)(iii) Any  additions,  removals or  substitutions  to the       X
                asset  pool are  made,  reviewed  and  approved  in
                accordance  with any conditions or  requirements in
                the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(iv)  Payments on student  loans,  including any payoffs,       X
                made in  accordance  with the related  student loan
                documents  are  posted  to the  Servicer's  obligor
                records  maintained  no more than two business days
                after  receipt,   or  such  other  number  of  days
                specified in the Basic Documents,  and allocated to
                principal,  interest or other items (e.g.,  escrow)
                in  accordance   with  the  related   student  loan
                documents.
----------------------------------------------------------------------------------
 1122(d)(4)(v)  The Servicer's  records regarding the student loans       X
                agree with the  Servicer's  records with respect to
                an obligor's unpaid principal balance.
----------------------------------------------------------------------------------
1122(d)(4)(vi)  Changes  with  respect to the terms or status of an       X
                obligor's student loans (e.g.,  loan  modifications
                or  re-agings)  are made,  reviewed and approved by
                authorized  personnel in accordance  with the Basic
                Documents and related pool asset documents.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
   Reference                         Criteria                       Applicability
----------------------------------------------------------------------------------
1122(d)(4)(vii) Loss   mitigation   or  recovery   actions   (e.g.,       X
                forbearance plans,  modifications and deeds in lieu
                of foreclosure,  foreclosures and repossessions, as
                applicable) are initiated,  conducted and concluded
                in   accordance   with  the   timeframes  or  other
                requirements established by the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(viii)Records   documenting    collection   efforts   are       X
                maintained  during  the  period a  student  loan is
                delinquent in accordance with the Basic  Documents.
                Such records are  maintained  on at least a monthly
                basis, or such other period  specified in the Basic
                Documents,  and describe the entity's activities in
                monitoring delinquent student loans including,  for
                example,   phone   calls,   letters   and   payment
                rescheduling  plans in cases where  delinquency  is
                deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------
1122(d)(4)(ix)  Adjustments  to  interest  rates or rates of return       X
                for student loans with variable  rates are computed
                based on the related student loan documents.
----------------------------------------------------------------------------------
 1122(d)(4)(x)  Regarding  any funds  held in trust for an  obligor       X
                (such  as  escrow  accounts):  (A) such  funds  are
                analyzed,  in accordance with the obligor's student
                loan  documents,  on at least an annual  basis,  or
                such   other   period   specified   in  the   Basic
                Documents;  (B) interest on such funds is paid,  or
                credited,    to   obligors   in   accordance   with
                applicable  student loan  documents and state laws;
                and (C) such  funds  are  returned  to the  obligor
                within 30 calendar  days of full  repayment  of the
                related  student  loans,  or such  other  number of
                days specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xi)  Payments  made on behalf of an obligor (such as tax       X
                or  insurance  payments)  are made on or before the
                related  penalty or expiration  dates, as indicated
                on  the  appropriate  bills  or  notices  for  such
                payments,  provided  that  such  support  has  been
                received by the servicer at least 30 calendar  days
                prior to these dates,  or such other number of days
                specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xii) Any late payment  penalties in connection  with any       X
                payment  to be made on  behalf  of an  obligor  are
                paid from the  servicer's  funds and not charged to
                the  obligor,  unless the late  payment  was due to
                the obligor's error or omission.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
   Reference                         Criteria                       Applicability
----------------------------------------------------------------------------------
1122(d)(4)(xiii)Disbursements  made on  behalf  of an  obligor  are       X
                posted  within two business  days to the  obligor's
                records  maintained by the servicer,  or such other
                number of days specified in the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xiv) Delinquencies,    charge-offs   and   uncollectible       X
                accounts are  recognized and recorded in accordance
                with the Basic Documents.
----------------------------------------------------------------------------------
1122(d)(4)(xv)  Any   external   enhancement   or  other   support,       X
                identified in Item  1114(a)(1)  through (3) or Item
                1115 of  Regulation  AB, is maintained as set forth
                in the Basic Documents.
----------------------------------------------------------------------------------


                                       THE STUDENT LOAN CORPORATION,
                                          as Administrator



                                       Date:__________________________________



                                       By:____________________________________
                                          Name:
                                          Title: